UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ARC GROUP WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

ARC GROUP WORLDWIDE, INC.

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IMPORTANT ANNUAL MEETING INFORMATION

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Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the ARC Group Worldwide, Inc. Annual Meeting of Shareholders to be Held on January 16, 2015

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/ARCW

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/ARCW** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before January 5, 2015 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/ARCW. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials ARC Group Worldwide, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by January 5, 2015. Shareholder Meeting Notice ARC Group Worldwide, Inc.’s Annual Meeting of Shareholders will be held on January 16, 2015 at the offices of Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New Yark, at 11:00 a.m. (Eastern Standard time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1and vote FOR Proposals 2 and 3. 1. Election of Directors. 01 - Jason T. Young 02 - Gregory D. Wallis 03 - Eddie W. Neely 04 - Todd A. Grimm 05 - Drew M. Kelley 2. To approve the Company’s proposed ARC Group worldwide, Inc. 2015 Employee Stock Purchase Plan. 5. To ratify the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2015. 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting: PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01PPKD o1xnxa

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01PPID 1 U P X + Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed under Proposal 1 and vote FOR Proposals 2 and 3. 1. To elect the following five directors: Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. 01 - Jason T. Young 02 - Gregory D. Wallis 03 - Eddie W. Neely 04 - Todd A. Grimm 05 - Derw M. Kelley B Non-Voting Items Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION ARC GROUP WORLDWIDE, INC. For Against Abstain 1 Year 2 Years 3 Years Abstain 5. To ratify the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2015. 2. To approve the Company’s proposal ARC Group worldwide, Inc, 2015 Employee stock purchase plan. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m. Eastern Time, on January 16, 2015. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ARCW • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. MMMMMMMMM MMMMMMM MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 MMMMMMMMMMMMMMM C 1234567890 J N T 1 7 4 6 6 6 1 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 2107691 o1xnxa

. For the Annual Meeting of Shareholders on January 16, 2015 Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoints Jasan T Young and Dreq M. Kelley, and each of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of ARC Group Worldwide, Inc. (the “Company”) to be held at 11:00 a.m. (Eastern Standard time) on January 16, 2015, at the offices of Quadrant Management Inc, B45 Avenue of the Americas, 27th Floor, New Yark, NY 10105 or any adjournments thereof, on the matters herein. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON January 16, 2015: Our notice of annual meeting and proxy statement and our annual report are available on the Internet at www.envisionreports.com/ARCW. Unless contrary instructions are given, the shares represented by this proxy will be voted FOR each of the nominees listed under Proposal 1 and FOR Proposals 2 and 3. This proxy is solicited on behalf of the Board of Directors of ARC Group Worldwide, Inc. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. (Continued and to be signed on the reverse side) Proxy — ARC GROUP WORLDWIDE, INC. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q